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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 7, 2004


                         Commission File Number: 0-12742




                                SPIRE CORPORATION
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               (Exact name of Registrant as specified in charter)




      MASSACHUSETTS                                           04-2457335
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(State or other jurisdiction                               (I.R.S. Employer
     of incorporation)                                  Identification Number)




                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396
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                    (Address of principal executive offices)



                                  781-275-6000
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                         (Registrant's telephone number)









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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On January 7, 2004, Spire Corporation (the "Company") engaged Vitale, Caturano & Company ("VCC") as its new principal independent accountant. The engagement of VCC was approved by the Company's Audit Committee.

           Neither the Company nor anyone else on its behalf has consulted with VCC during the Company's two most recent fiscal years or the subsequent interim period prior to VCC's engagement as the Company's principal independent accountant regarding the matters or events set forth and described in Item 304(a)(2)(i) and (ii) of Regulation S-B.













                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        SPIRE CORPORATION


Date:  January 8, 2004                  By: /s/ Roger G. Little
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                                            Roger G. Little
                                            President, Chief Executive Officer
                                            and Chairman of the Board